Exhibit 10.2

EXECUTION VERSION

BRUKER CORPORATION

FIRST AMENDMENT

Dated as of April 17, 2020

to the

NOTE PURCHASE AGREEMENT

Dated as of December 11, 2019

RE:       CHF 297,000,000 1.01% Senior Notes, due December 11, 2029

FIRST AMENDMENT TO THE NOTE PURCHASE AGREEMENT

THIS FIRST AMENDMENT dated as of April 17, 2020 and effective as of March 25, 2020 (the or this “First Amendment”) to the Note Purchase Agreement dated as of December 11, 2019 is between Bruker Corporation, a Delaware corporation (the “Company”) and each of the institutions which is a signatory to this First Amendment (collectively, the “Noteholders”).

RECITALS:

A.      The Company and each of the Noteholders have heretofore entered into the Note Purchase Agreement dated as of December 11, 2019 (the “Note Purchase Agreement”).  The Company has heretofore issued CHF 297,000,000 aggregate principal amount of its 1.01% Senior Notes, due December 11, 2029 (the “Notes”) pursuant to the Note Purchase Agreement.

B.      The Company and the Noteholders now desire to amend the Note Purchase Agreement in the respects, but only in the respects, hereinafter set forth.

C.      Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement unless herein defined or the context shall otherwise require.

D.      All requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this First Amendment set forth in Section 3.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the Noteholders do hereby agree as follows:

SECTION 1.         AMENDMENTS.

Section 1.1.      Section 22.5 of the Note Purchase Agreement shall be amended by adding the following language to the end of such Section:

“The parties agree to electronic contracting and signatures with respect to this Agreement and the other Note Documents (other than the Notes).  Delivery of an electronic signature to, or a signed copy of, this Agreement and such other Note Documents (other than the Notes) by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes.  The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the other Note Documents (other than the Notes) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Company, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.”

Section 1.2.      The following definitions in Schedule A to the Note Purchase Agreement are hereby amended and restated to read as follows:

“Consolidated Total Indebtedness” means at any time the result of (a)  the sum, without duplication, of (i) the aggregate Indebtedness of the Company and its Subsidiaries calculated on a consolidated basis as of such time in accordance with GAAP (excluding the aggregate amount of Indebtedness of the Company and its Subsidiaries relating to the undrawn letters of credit outstanding) and (ii) Indebtedness of the type referred to in clause (i) hereof of another Person guaranteed by the Company or any of its Subsidiaries, minus (b) the Unrestricted Cash Amount.

“Priority Debt” means (without duplication), as of the date of any determination thereof, the sum of (i) all unsecured Indebtedness of Subsidiaries (including all Guarantees of Indebtedness but excluding (w) the aggregate amount of Indebtedness of Subsidiaries related to letters of credit or similar instruments outstanding that evidence obligations related to customer deposits received in the ordinary course of business, in each case, to the extent such instruments remain undrawn and are for the benefit of such customers in respect of such customer deposits, (x) Indebtedness owing to the Company or any other Subsidiary, (y) Indebtedness outstanding at the time such Person became a Subsidiary, provided that such Indebtedness shall have not been incurred in contemplation of such person becoming a Subsidiary, and (z) Indebtedness of any Subsidiary Guarantor, and (ii) all Indebtedness of the Company and its Subsidiaries secured by Liens other than Indebtedness secured by Liens permitted by subparagraphs (a) through (w), inclusive, of Section 10.4.  For the avoidance of doubt, except as set forth in the preceding sentence, all Indebtedness of any Foreign Subsidiary that does not become a Subsidiary Guarantor under the terms of this Agreement will constitute Priority Debt for all purposes of this Agreement.

SECTION 2.         REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Section 2.1.      To induce the Noteholders to execute and deliver this First Amendment (which representations shall survive the execution and delivery of this First Amendment), the Company represents and warrants to the Noteholders that:

(a)       this First Amendment has been duly authorized, executed and delivered by the Company and this First Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(b)       the Note Purchase Agreement, as amended by this First Amendment, constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(c)       the execution, delivery and performance by the Company of this First Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or the Company’s certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon the Company or (3) any provision of any material indenture, agreement or other instrument to which the Company is a party or by which its properties or assets are or may be bound, including, without limitation, the Credit Agreement, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 2.1(c);

(d)       as of the date hereof and after giving effect to this First Amendment, no Default or Event of Default has occurred which is continuing;

(e)       neither the Company nor any of its Affiliates has paid or agreed to pay any fees or other consideration, or given any additional security or collateral, or shortened the maturity or average life of any Indebtedness or permanently reduced any borrowing capacity, in each case, in favor of or for the benefit of any creditor of the Company, any Subsidiary or any Affiliate, in connection with the changes contemplated by or similar in nature to the changes in this First Amendment; and

(f)       all the representations and warranties contained in Section 5 of the Note Purchase Agreement are true and correct in all material respects with the same force and effect as if made by the Company on and as of the date hereof.

SECTION 3.         CONDITIONS TO EFFECTIVENESS OF THIS FIRST AMENDMENT.

Section 3.1.      This First Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

(a)       executed counterparts of this First Amendment, duly executed by the Company, the Subsidiary Guarantors and the holders of at least 51% of the outstanding principal of the Notes, shall have been delivered to the Noteholders;

(b)       [Reserved];

(c)       the Noteholders shall have received evidence satisfactory to them that the Note Purchase Agreement dated as of January 18, 2012 has been amended substantially as proposed in the form annexed hereto as Exhibit A;

(d)       the Noteholders shall have received a copy of the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance by the Company of this First Amendment, certified by its Secretary or an Assistant Secretary;

(e)       the representations and warranties of the Company set forth in Section 2 hereof are true and correct in all material respects on and as of the date hereof; and

(f)       the reasonable and documented fees and expenses of Chapman and Cutler, LLP, counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this First Amendment, to the extent invoiced, shall have been paid by the Company.

SECTION 4.         MISCELLANEOUS.

Section 4.1.      This First Amendment shall be construed in connection with and as part of the Note Purchase Agreement, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Note Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

Section 4.2.      Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note Purchase Agreement without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

Section 4.3.      The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

Section 4.4.      This First Amendment shall be governed by and construed in accordance with New York law.

Section 4.5.      Each Subsidiary Guarantor acknowledges that its consent to this First Amendment is not required, but each Subsidiary Guarantor nevertheless hereby agrees and consents to this First Amendment and to the documents and agreements referred to herein.  Each Subsidiary Guarantor agrees and acknowledges that (i) notwithstanding the effectiveness of this First Amendment, each Subsidiary Guaranty (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time) shall remain in full force and effect without modification thereto, and (ii) nothing herein shall in any way limit any of the terms or provisions of each Subsidiary Guaranty executed by any Subsidiary Guarantor, all of which are hereby ratified, confirmed and affirmed in all respects.  Each Subsidiary Guarantor hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this section.  Each Subsidiary Guarantor hereby further acknowledges that the Company may from time to time enter into any further amendments, modifications, terminations and/or waivers of any provisions of the Note Purchase Agreement without notice to or consent from any Subsidiary Guarantor and without affecting the validity or enforceability of any Subsidiary Guaranty giving rise to any reduction, limitation, impairment, discharge or termination of any Subsidiary Guaranty.

Section 4.6.      This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  The execution hereof by the Company shall constitute a contract between the Company and the Noteholders for the uses and purposes hereinabove set forth, and this First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.  Delivery of this First Amendment by facsimile, electronic mail or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.  The parties agree to electronic contracting and signatures with respect to this First Amendment.  Delivery of an electronic signature to, or a signed copy of, this First Amendment by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes.  The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this First Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Company, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Remainder of Page Left Intentionally Blank]

FIRST AMENDMENT	BRUKER CORPORATION

The foregoing First Amendment  is hereby acknowledged and agreed as of the date first above written

BRUKER CORPORATION

By
Its

[2019 Amendment]

FIRST AMENDMENT	BRUKER CORPORATION

ACKNOWLEDGED:

BRUKER BIOSPIN CORPORATION

By:
Name:
Title:

BRUKER AXS HOLDINGS, INC. F/K/A BRUKER AXS LLC

By:
Name:
Title:

BRUKER SCIENTIFIC LLC

By:
Name:
Title:

BRUKER NANO, INC.

By:
Name:
Title:

[2019 Amendment]

FIRST AMENDMENT	BRUKER CORPORATION

Accepted and Agreed to on the date first written above:

Accepted as of the date first written above.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By: NYL Investors LLC, its Investment Manager

By
Name:
Title:

We acknowledge that we hold 47,000,000 CHF 1.01% Senior Notes due December 11, 2029.

[2019 Amendment]

FIRST AMENDMENT	BRUKER CORPORATION

Accepted as of the date first written above.

METROPOLITAN LIFE INSURANCE COMPANY

By: MetLife Investment Management, LLC, Its Investment Manager

By
Name:
Title:

We acknowledge that we hold 17,000,000 CHF 1.01% Senior Notes due December 11, 2029.

METLIFE INSURANCE K.K.

By: MetLife Investment Management, LLC, its investment manager

By
Name:
Title: Authorized Signatory

We acknowledge that we hold 17,000,000 CHF 1.01% Senior Notes due December 11, 2029.

[2019 Amendment]

FIRST AMENDMENT	BRUKER CORPORATION

Accepted as of the date first written above.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By: Northwestern Mutual Investment Management Company, LLC, its investment advisor

By:
Name:
Title: Managing Director

We acknowledge that we hold 34,000,000 CHF 1.01% Senior Notes due December 11, 2029.

[2019 Amendment]

FIRST AMENDMENT	BRUKER CORPORATION

Accepted as of the date first written above.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By
Vice President

We acknowledge that we hold 12,991,000 CHF 1.01% Senior Notes due December 11, 2029.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

By: PGIM, Inc., as investment manager

By
Vice President

We acknowledge that we hold 18,919,000 CHF 1.01% Senior Notes due December 11, 2029.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By: PGIM, Inc., as investment manager

By
Vice President

We acknowledge that we hold 2,090,000 CHF 1.01% Senior Notes due December 11, 2029.

[2019 Amendment]

FIRST AMENDMENT	BRUKER CORPORATION

Accepted as of the date first written above.

AMERICAN GENERAL LIFE INSURANCE COMPANY

By: AIG Asset Management (U.S.), LLC, as Investment Adviser

By
Name:
Title:

We acknowledge that we hold 34,000,000 CHF 1.01% Senior Notes due December 11, 2029.

[2019 Amendment]

FIRST AMENDMENT	BRUKER CORPORATION

Accepted as of the date first written above.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By: Barings LLC as Investment Adviser

By
Name:
Title:

We acknowledge that we hold 34,000,000 CHF 1.01% Senior Notes due December 11, 2029.

[2019 Amendment]

FIRST AMENDMENT	BRUKER CORPORATION

Accepted as of the date first written above.

UNUM LIFE INSURANCE COMPANY OF AMERICA

By
Name:
Title:

We acknowledge that we hold 30,000,000 CHF 1.01% Senior Notes due December 11, 2029.

[2019 Amendment]

FIRST AMENDMENT	BRUKER CORPORATION

Accepted as of the date first written above.

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
HARTFORD FIRE INSURANCE COMPANY

By: Hartford Investment Management Company, their investment manager

By
Name:
Title:

We acknowledge that Hartford Life and Accident Insurance Company holds 5,000,000 CHF 1.01% Senior Notes due December 11, 2029.
We acknowledge that Hartford Fire Insurance Company holds 14,000,000 CHF 1.01% Senior Notes due December 11, 2029.

[2019 Amendment]

FIRST AMENDMENT	BRUKER CORPORATION

Accepted as of the date first written above.

PACIFIC LIFE INSURANCE COMPANY

By
Name:
Title:

By
Name:
Title:

We acknowledge that we hold 19,000,000 CHF 1.01% Senior Notes due December 11, 2029.

[2019 Amendment]

FIRST AMENDMENT	BRUKER CORPORATION

Accepted as of the date first written above.

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By
Name:
Title:

We acknowledge that we hold 12,000,000 CHF 1.01% Senior Notes due December 11, 2029

[2019 Amendment]

EXHIBIT A

[See Attached]